UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

July 11, 2022

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 11, 2022, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on May 26, 2022):

Proposal 1: Election of six directors to our board of directors for a one-year term of office expiring at the 2023 Annual Meeting of Stockholders.

Proposal 2: Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Proposal 3: An advisory vote to approve executive compensation (“say-on-pay” vote).

We had 42,741,387 shares of common stock outstanding on May 18, 2022, the record date for the annual meeting. At the annual meeting, holders of 29,344,494 shares of our common stock were present in person or represented by proxy. The full voting results were as follows:

1.       Election of Six Directors. Our stockholders elected the six nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2023 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Michael D. Farkas	11,846,221	362,303	17,135,970

Brendan S. Jones	11,316,156	892,368	17,135,970

Louis R. Buffalino	9,304,563	2,903,961	17,135,970

Jack Levine	9,308,046	2,900,478	17,135,970

Kenneth R. Marks	10,325,783	1,882,741	17,135,970

Ritsaart van Montfrans	9,918,931	2,289,593	17,135,970

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2.       Ratification of Independent Registered Public Accounting Firm. Our stockholders ratified the appointment of Marcum LLP as our independent registered public accountants for the year ending December 31, 2022. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

28,356,554	507,660	480,280	0

3.       Advisory “Say-on-Pay” Vote to Approve Executive Compensation. Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers for 2021. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

8,511,941	3,570,319	126,264	17,135,970

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: July 13, 2022	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chairman and Chief Executive Officer

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